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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 20, 2007 (March 20, 2007)

AMC ENTERTAINMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8747 (Commission File Number)	43-1304369 (I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (816) 221-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

        On March 20, 2007, Philip M. Singleton notified AMC Entertainment Inc. ("AMCE") of his intent to retire from his positions as Executive Vice President of Marquee Holdings Inc. ("Holdings"), the direct parent of AMCE, Executive Vice President of AMCE and President, Chief Operating Officer and a director of American Multi-Cinema, Inc. ("AMC"), a direct, wholly owned subsidiary of AMCE. On March 20, 2007, AMCE issued a press release announcing Mr. Singleton's retirement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

        On March 20, 2007, Mr. Singleton and Holdings, AMCE and AMC entered into an Employment Separation and General Release Agreement (the "Separation Agreement") whereby he has agreed to resign effective March 20, 2007. The Separation Agreement replaces in its entirety Mr. Singleton's existing employment agreement with Holdings, AMCE and AMC, which was terminated upon the execution of the Separation Agreement. The following description of the Separation Agreement is a summary of its material terms and does not purport to be complete, and is qualified in its entirety by reference to the Separation Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

        Pursuant to the terms of the Separation Agreement, Mr. Singleton will resign from his positions with Holdings and its affiliates effective March 20, 2007 (the "Separation Date"). Within ten days after the Separation Date, subject to his execution and nonrevocation of a mutual release of claims with regard to Holdings and its affiliates, Mr. Singleton will receive a cash severance payment of $2,465,139.00 in a lump sum, less applicable withholdings. Under the Separation Agreement, Mr. Singleton remains eligible for benefits under the AMC Supplemental Executive Retirement Plan, the Defined Benefit Retirement Income Plan, the AMC Nonqualified Deferred Compensation Plan, the AMCE Savings Plan, the AMCE Retirement Enhancement Plan and for retiree health coverage under the AMCE Health Insurance Plan, in each case to the extent set forth in such plans.

        Mr. Singleton may not disclose confidential information of Holdings and its affiliates, and, for a period of 24 months following the Separation Date, Mr. Singleton may not compete with Holdings and its affiliates or solicit employees or customers of Holdings and its affiliates. In addition, Mr. Singleton and Holdings are subject to a mutual nondisparagement covenant.

        Under the Separation Agreement, Mr. Singleton's options to purchase shares of Holdings that he received on December 23, 2004 pursuant to the 2004 Stock Option Plan of Holdings shall vest in full and become immediately exercisable on the Separation Date and shall remain exercisable until the earlier to occur of (i) December 31, 2007 or such later date that is permissible without the imposition of excise taxes under Section 409A of the Internal Revenue Code and (ii) the date on which the option is exercised.

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Item 9.01    Financial Statements and Exhibits

  (d)
  Exhibits.

*Exhibit 10.1	Employment Separation and General Release Agreement, dated as of March 20, 2007, by and among Philip M. Singleton, Marquee Holdings Inc., AMC Entertainment Inc. and American Multi-Cinema, Inc.
*Exhibit 99.1	Press Release issued by AMC Entertainment Inc. on March 20, 2007.

*
Filed herewith.

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2007

AMC ENTERTAINMENT INC.
/s/ CRAIG R. RAMSEY Name: Craig R. Ramsey Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

*Exhibit 10.1	Employment Separation and General Release Agreement, dated as of March 20, 2007, by and among Philip M. Singleton, Marquee Holdings Inc., AMC Entertainment Inc. and American Multi-Cinema, Inc.
*Exhibit 99.1	Press Release issued by AMC Entertainment Inc. on March 20, 2007.

*
Filed herewith.

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QuickLinks

  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index